UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14A-12

FLUENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

300 Vesey Street, 9th Floor New York, NY 10282 (646) 669-7272

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on July 2, 2024

Dear Fluent, Inc. Stockholders:

You are invited to attend a special meeting (the “Meeting”) of stockholders of Fluent, Inc., a Delaware corporation (“Fluent,” “we,” “us,” “our,” or the “Company”), to be held on Tuesday, July 2, 2024 at 11:00 a.m. Eastern Time. The Meeting will be convened and conducted in a virtual meeting format. Stockholders will not be able to attend the Meeting in person. The accompanying proxy statement includes instructions on how to attend the Meeting and how to vote and submit questions.

At the Meeting, our stockholders will consider and vote upon the following items:

1.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercise of the Company's pre-funded warrants (the “Pre-Funded Warrants”) issued pursuant to those certain securities purchase agreements dated as of May 13, 2024 and entered into by the Company and certain accredited investors named therein into shares of the Company’s common stock (”Proposal 1”);

2.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), pre-funded warrants (the “Insider Warrants”) issued pursuant to those certain securities purchase agreements dated as of May 13, 2024 to certain of the Company’s directors and/or officers and employees and to a consultant of the Company, and any shares of the Company’s common stock issuable upon exercise thereof (“Proposal 2”); and

3.

To approve the adjournment of the Meeting to a later date if necessary to solicit additional proxies in favor of Proposal 1 or Proposal 2 if there are not sufficient votes to approve such proposals at the time of the Meeting or any adjournment or postponement thereof (“Proposal 3”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3.

The record date for the Meeting is May 14, 2024. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting, or any adjournment or postponement thereof.

You are cordially invited to participate in the Meeting. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the Meeting. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone as promptly as possible to ensure your shares will be represented at the Meeting.

New York, New York	By order of the Board of Directors,

June 4, 2024	/s/ Ryan Schulke
Ryan Schulke Chairman of the Board and Chief Strategy Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

The notice of special meeting and the proxy statement and form of proxy card are available at https://investors.fluentco.com/financial-information/sec-filings.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 2, 2024

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT, THE SPECIAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the board of directors (the “Board”) of Fluent, Inc. (referred to as “we,” “our,” “us,” the “Company,” the “Corporation” or “Fluent” in this proxy statement), of proxies to be voted at a special meeting (the “Meeting”) of stockholders scheduled to be held at 11:00 a.m. Eastern Time on July 2, 2024 and at any adjournment or postponement thereof. Before or during the Meeting, stockholders will act upon the proposals described in this proxy statement.

The notice of the Meeting, this proxy statement and the proxy card are first being sent or made available to stockholders on or about June 4, 2024. This proxy statement is also available on Fluent’s website at www.fluentco.com.

Who can vote at the Meeting?

Only our stockholders of record at the close of business on May 14, 2024, the record date for the Meeting, or their legal proxy holders, are entitled to vote at the Meeting. There were 13,660,598 shares of our common stock outstanding and entitled to vote on the record date. Our common stock is our only class of outstanding stock. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available at our offices located at 300 Vesey Street, 9th Floor, New York, NY 10282 for any purpose germane to the Meeting, during ordinary business hours, for a period of ten days prior to the Meeting. The list will also be available for examination by stockholders during the Meeting within the virtual meeting platform, which may be accessed as described below under the heading “How may I participate in the Meeting?”. If you would like to inspect the list prior to the Meeting, please call Daniel J. Barsky, General Counsel and Corporate Secretary, at (646) 669-7272 to arrange a visit to our offices.

How may I participate in the Meeting?

The Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world.

To participate in the Meeting, go to www.virtualshareholdermeeting.com/FLNT2024SM. Online check-in may begin 15 minutes before the Meeting is scheduled to start. We encourage you to access the Meeting early so that any technical difficulties may be addressed before the Meeting begins. You should ensure you have a strong Internet connection wherever you intend to participate in the Meeting. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

Stockholders of record: Shares registered directly in your name

If, at the close of business on the record date, your shares were registered directly in your name with the Company’s transfer agent, then you are a stockholder of record for purposes of the Meeting and you may attend the Meeting by visiting www.virtualshareholdermeeting.com/FLNT2024SM and logging in by entering the 16-digit control number found on your proxy card or on the instructions that accompanied the proxy materials provided to you, as applicable. Once you are logged into the Meeting using your 16-digit control number, you will be able to submit a question at any time during the Meeting by following the instructions provided in the Meeting portal. The chair of the Meeting has broad authority to conduct the Meeting in an orderly manner, including establishing rules of conduct.

If you have lost your 16-digit control number or are not a registered stockholder entitled to vote at the Meeting, you will be able to attend the Meeting by visiting www.virtualshareholdermeeting.com/FLNT2024SM and registering as a guest. If you enter the Meeting as a guest, you will not be able to vote your shares or submit questions during the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a broker, bank, or other nominee, then you are the beneficial owner of those shares, and those shares are considered to be held in “street name.” The proxy materials for the Meeting are being forwarded to you by the broker, bank or other nominee holding your shares. The organization holding your shares is considered to be the stockholder of record for purposes of voting on the proposals being submitted to our stockholders at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to virtually attend the Meeting. However, if your shares are held in street name, you may not vote your shares at the Meeting or submit questions during the Meeting unless you first request and obtain a valid legal proxy from your broker, bank or other nominee. Please see the discussion below under the heading, “How do I vote?” for information on obtaining a valid legal proxy for the Meeting.

What proposals will be submitted to the stockholders for a vote?

There are three matters scheduled for a vote:

1.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the exercise of the Company's pre-funded warrants (the “Pre-Funded Warrants”) issued pursuant to those certain securities purchase agreements dated as of May 13, 2024 and entered into by the Company and certain accredited investors named therein into shares of the Company's common stock. We refer to this proposal as “Proposal 1.”

2.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the Insider Warrants issued pursuant to those certain securities purchase agreements dated as of May 13, 2024 to certain of the Company’s directors and/or officers and employees and to a consultant of the Company, and any shares of the Company’s common stock issuable upon exercise thereof. We refer to this proposal as “Proposal 2.”

3.

To approve the adjournment of the Meeting to a later date if necessary to solicit additional proxies in favor of Proposal 1 or Proposal 2 if there are not sufficient votes to approve such proposals at the time of the Meeting or any adjournment or postponement thereof. We refer to this proposal as “Proposal 3.”

Why are Proposal 1 and Proposal 2 important?

The primary goal of Proposal 1 is to secure stockholder approval of the exercise of the Pre-Funded Warrants as required by Nasdaq Listing Rule 5635(d) because the Pre-Funded Warrants constitute a more than a 20% issuance and were issued at a price that was lower than: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the Purchase Agreements (as defined herein); or (ii) the average Nasdaq Official Closing Price of our common stock (as reflected on Nasadaq.com) for the five trading days preceding the signing of the Purchase Agreements.

The primary goal of Proposal 2 is to secure stockholder approval of the exercise of the Insider Warrants as required by Nasdaq Listing Rule 5635(c), which requires stockholder approval in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation (as defined herein). The Insider Warrants were issued to certain of our directors and/or officers and employees and to a consultant of our Company. The issuance of our common stock underlying the Insider Warrants may result in shares of our common stock being issued to the Inside Investors at a price which may be deemed to be below the Market Value (as defined herein) of our common stock as of the time we entered into the Purchase Agreements. Thus, the issuance of the Insider Warrants may be considered “equity compensation” under Nasdaq Listing Rule 5635(c), requiring stockholder approval.

Do the Company's officers and directors have an interest in any of the matters to be acted up on at the Meeting?

Our officers and/or directors have an interest in Proposal 1, Proposal 2 and Proposal 3.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

●	“FOR” Proposal 1;

●	“FOR” Proposal 2; and

●	“FOR” Proposal 3.

How do I vote?

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or voting instruction form, as applicable, or as instructed via the Internet or telephone. You may specify whether your shares should be voted “FOR” or “AGAINST,” or you may specify that your shares should “ABSTAIN” from voting with respect to each proposal. Voting by proxy will not affect your right to attend the Meeting.

The procedures for voting are as follows:

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record, you may vote online during the Meeting or you may vote by proxy using the enclosed proxy card or through the Internet or over the telephone. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you vote by proxy, you may still attend the Meeting and vote online during the Meeting, if you choose.

●	During the Meeting: You may cast your votes on July 2, 2024 at the virtual Meeting during the audiocast.

●

By Mail: To vote using the proxy card, please complete, sign and date the proxy card and return it in the provided prepaid envelope. If we receive your signed proxy card before the Meeting, we will vote your shares as instructed on the proxy card.

●

By Internet: Go to https://www.proxyvote.com or scan the QR code provided on your proxy card and follow the instructions. Please have your proxy card handy when you access the website. If you vote via the Internet, you do not need to return your proxy card.

●

By Telephone: Call the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on July 1, 2024. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before voting begins at the Meeting or attend the Meeting and vote your shares online during the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If you are the beneficial owner of shares of our common stock, you should have received this proxy statement and the accompanying notice of the Meeting by mail or e-mail from the broker, bank, or other nominee holding your shares, along with information on how to submit your voting instructions. As a beneficial owner, you have the right to instruct the organization holding your shares how to vote your shares. Follow the voting instructions provided by your broker, bank, or other nominee to ensure your vote is counted. To vote online during the Meeting, you must first obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank, or other nominee provided with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form well in advance of the Meeting.

What happens if I do not vote?

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record and do not vote by completing your proxy card, or by telephone, through the Internet, or by virtually attending the Meeting and voting during the Meeting, your shares will not be voted.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries, even though we are a Nasdaq-listed company. If you do not provide voting instructions, your shares will not be voted on any proposal considered a “non-routine” matter because brokers, banks and other agents lack discretionary authority to vote uninstructed shares on non-routine matters. On the other hand, brokers, banks and other nominees may use their discretion to vote uninstructed shares on matters consider to be “routine.” The absence of a vote on non-routine matters is called a “broker non-vote.”

Proposal 3 is considered to be a “routine” matter under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will have discretionary voting authority to vote your shares on Proposal 3 even if that organization does not receive voting instructions from you. However, certain organizations may elect not to vote shares without an instruction from the beneficial holder even if they have discretionary authority to do so. So, if you are a beneficial holder, please follow the instructions provided by your broker, bank or other nominee to instruct the organization as to how you wish to vote your shares.

Proposal 1 and Proposal 2 are considered to be “non-routine” matters under New York Stock Exchange rules. Accordingly, if you do not provide voting instructions on Proposal 1 and/or Proposal 2, your shares will not be voted on such proposals because brokers, banks and other agents lack discretionary authority to vote uninstructed shares on such “non-routine” matters.

May I revoke a previously submitted proxy or otherwise change my vote?

Yes. You may revoke your proxy or change your vote as described below.

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Meeting by:

●

giving written notice that you are revoking your proxy to Fluent’s General Counsel and Corporate Secretary, Daniel J. Barsky, at 300 Vesey Street, 9th Floor, New York, NY 10282 (such revocation must be received before the Meeting);

●

delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Meeting); or

●	virtually attending and voting online at the Meeting (note, simply attending the Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Corporate Secretary prior to the Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on July 1, 2024.

Unless revoked, a proxy will be voted at the virtual Meeting in accordance with the stockholder’s indicated instructions.

What if I return a signed proxy card or otherwise submit a valid proxy but do not make specific voting choices?

If you are a stockholder of record and submit a proxy without making any voting selections, your shares will be voted “FOR” each of the proposals described in this proxy statement in accordance with the recommendations of the Board.

If you are a beneficial owner, please see the discussion above regarding uninstructed shares under the heading “What happens if I do not vote?”.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What if I have questions about my shares or need to change my mailing address?

If you are a stockholder of record and have questions about your shares or need to change your mailing address, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (212) 509-4000 or (800) 509-5586, through its website at https://continentalstock.com/contact, or by U.S. mail at 1 State Street, 30th Floor, New York, NY 10004.

If you are a beneficial owner, please contact the broker, bank or other nominee holding your shares.

What is the quorum requirement for the Meeting?

A quorum of stockholders is necessary to hold the Meeting. A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote on the record date are present in person or represented by proxy at the Meeting. On the record date, there were 13,660,598 shares of our common stock outstanding and entitled to vote. Thus, at least 6,830,300 shares must be present or represented by proxy at the Meeting in order for there to be a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

If a quorum is not present at the time appointed for the Meeting or within a reasonable time thereafter as the stockholders may determine, the stockholders present or represented at the Meeting may adjourn the Meeting to another time and place.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Meeting. The inspector of election will determine whether a quorum is present and will tabulate votes cast for each proposal by proxy and at the Meeting.

How many votes are required to approve each proposal?

Approval of each of Proposal 1, Proposal 2 and Proposal 3 requires that a quorum is present at the Meeting and a majority of the votes cast on the proposal are cast affirmatively. In other words, to be approved, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Abstentions and broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the Meeting, but are not considered to be votes cast on any proposal and, therefore, broker non-votes and abstentions will have no effect on the outcome of Proposal 1, Proposal 2 or Proposal 3. Broker non-votes are not expected on Proposal 3 because it is expected to be considered a “routine” matter.

What does it mean if I receive more than one proxy card?

If you receive more than one set of proxy materials or more than one proxy card or voting instruction form, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards and/or voting instruction forms you receive to ensure that all of your shares are voted.

Am I entitled to dissenter rights or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights on any of the matters being submitted to stockholders at the Meeting.

Can I access this proxy statement on the Internet?

Yes, this proxy statement is available on our website at https://investors.fluentco.com/financial-information/sec-filings. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to you, and also gives you an electronic link to the proxy voting site.

Stockholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at https://continentalstock.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other nominee regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Our directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not anticipate hiring an agency to solicit votes from stockholders at this time; however, if we determine that such action would be appropriate or necessary, we will pay the cost of such service.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) that we expect to file within four business days after the Meeting.

Who can help answer questions I might have about the Meeting, including if I have any questions about how to vote?

If you have any questions concerning the virtual Meeting (including accessing the Meeting by virtual means) or would like additional copies of this proxy statement or need help voting your shares of the Company’s common stock, please contact Daniel J. Barsky, General Counsel and Corporate Secretary, by telephone at (646) 669-7272 or by mail at 300 Vesey Street, 9th Floor, New York, New York 10282.

PROPOSAL NO. 1

APPROVAL OF THE EXERCISE OF THE PRE-FUNDED WARRANTS FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D)

General

On May 13, 2024, we entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”) to sell Pre-Funded Warrants to purchase up to 2,955,083 shares of our common stock at a price of $3.384 per Pre-Funded Warrant, representing a 20% discount to the Nasdaq Official Closing Price of our common stock as listed on The Nasdaq Capital Market on May 10, 2024 (the “Private Placement”). We received aggregate gross proceeds of $10 million from the Private Placement, before deducting offering expenses payable by us. Subject to the approval of Proposal 1 at the Meeting, each Pre-Funded Warrant will be exercisable for one share of our common stock at an exercise price of $0.0005 per share. The Pre-Funded Warrants will expire when exercised in full. The exercise of the Pre-Funded Warrants is subject to stockholder approval and this Proposal 1 will provide the necessary approval to permit such exercise.

We are obligated to use our reasonable best efforts to obtain stockholder approval of the exercise of the Pre-Funded Warrants in accordance with the rules of the Nasdaq Stock Market at this Meeting. In connection with the Private Placement, on May 13, 2024, we entered into Support Agreements (the “Support Agreements”) with certain of our principal stockholders who are also Investors. Pursuant to the Support Agreements, the stockholders party thereto agreed to vote shares of our common stock beneficially owned by them in favor of the proposals to be voted upon at the Meeting and to vote against or decline to consent to any proposal or any other corporate action or agreement that would result in a breach by us of the Purchase Agreements or impede, delay or otherwise adversely affect the consummation of the transactions contemplated by the Purchase Agreements or any similar agreements entered into by us and the stockholders party thereto in connection with the consummation of the transactions contemplated by the Purchase Agreements.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(d), which requires stockholder approval in connection with a 20% issuance at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of a binding agreement (the “Minimum Price”).

Since the Pre-Funded Warrants to purchase up to 2,955,083 shares of our common stock represents more than 20% of our common stock prior to the issuance of such warrants and the purchase price per Pre-Funded Warrant of $3.384 was less than the Minimum Price, the exercise of the Pre-Funded Warrants is conditioned upon stockholder approval of this Proposal 1 pursuant to Nasdaq Listing Rule 5635(d).

Description of the Pre-Funded Warrants

Exercise Price and Duration. The Pre-Funded Warrants will be immediately exercisable upon stockholder approval of this Proposal 1 and may be exercised at any time until exercised in full. The exercise price of the Pre-Funded Warrants is $0.0005 per share. The exercise price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our shares of common stock. The Pre-Funded Warrants may also be exercised by means of a “cashless exercise” as provided for in the Pre-Funded Warrant.

Fundamental Transactions

If a Fundamental Transaction (as defined in the Pre-Funded Warrant) occurs, then, upon any subsequent exercise of the Pre-Funded Warrant, the holder shall have the right to receive, for each warrant share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the holder (without regard to any beneficial ownership limitation), the number of shares of common stock of the successor or acquiring corporation or of our Company, if we are the surviving corporation, and any additional consideration (“Alternative Consideration”) receivable as a result of such Fundamental Transaction. If holders of our common stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the Pre-Funded Warrant shall be given the same choice as to the Alternate Consideration it receives upon any exercise of the Pre-Funded Warrant following such Fundamental Transaction.

Rights as a Stockholder. Except as set forth in the Pre-Funded Warrant, the Investors do not have the rights or privileges of a holder of our common stock, including any voting rights, until the Investors exercise the Pre-Funded Warrants.

Transferability. The Pre-Funded Warrants may be offered for sale, sold, transferred or assigned without our consent.

Fractional Shares. No fractional shares of common stock will be issued upon the exercise of the Pre-Funded Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, we shall, at our election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

Amendment and Waiver. The Pre-Funded Warrant may be modified or amended or the provisions thereof waived with the written consent of our Company and the respective holder.

Shares Issuable Upon Exercise

Following stockholder approval of Proposal 1, up to 2,955,083 shares of common stock will be issuable upon exercise of the Pre-Funded Warrants. The shares of common stock issuable upon exercise of the Pre-Funded Warrants will be restricted and may not be sold or otherwise transferred unless such sale or transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of such shares or pursuant to exemption from registration under the Securities Act. The sale into the public market of the shares of common stock underlying the Pre-Funded Warrants could materially and adversely affect the market price of our common stock.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 1, the limitation on exercising the Pre-Funded Warrants will remain in effect and neither we, nor the Investors as holders of the Pre-Funded Warrants will be entitled to exercise the Pre-Funded Warrants for shares of our common stock. Your approval of Proposal 1 will assist us in meeting our obligations under the Purchase Agreements. The inability to exercise the Pre-Funded Warrants could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

If our stockholders do not approve Proposal 1 at the Meeting, pursuant to the Pre-Funded Warrants, we are required to hold an additional stockholder meeting within 90 days of the Stockholder Meeting Deadline (as defined in the Pre-Funded Warrants). If, despite our reasonable best efforts stockholder approval of Proposal 1 is not obtained at such subsequent stockholder meeting, we are required to hold stockholder meetings semi-annually thereafter until the stockholder approval is obtained. Failure to receive approval of Proposal 1 at the Meeting will therefore increase our general and administrative expenses, funds that we believe would be better spent pursuing our business plan.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal. Brokers have discretion to vote on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL NO. 2

APPROVAL OF THE ISSUANCE OF THE INSIDER WARRANTS TO CERTAIN OF OUR DIRECTORS AND/OR OFFICERS AND EMPLOYEES AND OUR CONSULTANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF

General

As discussed in Proposal No. 1 above, on May 13, 2024, we entered into Purchase Agreements with the Investors to sell Pre-Funded Warrants pursuant to which we received aggregate gross proceeds of $10 million, before deducting offering expenses payable by us. Certain of the Investors included co-founders, directors, and officers, Ryan Schulke and Matthew Conlin; Chief Executive Officer, Donald Patrick; and a consultant of our Company who is a relative of an officer and director (collectively, the “Inside Investors”). The Inside Investors were issued Insider Warrants to purchase up to 2,364,067 shares of our common stock at a price of $3.384 per Insider Warrant for aggregate gross proceeds of approximately $8.0 million, before deducting offering expenses payable by us. Subject to the approval of Proposal 2 at the Meeting, each Insider Warrant will be exercisable for one share of our common stock at an exercise price of $0.0005 per share. The Insider Warrants will expire when exercised in full. The exercise of the Insider Warrants is subject to stockholder approval and this Proposal 2 will provide the necessary approval to permit such exercise.

We are obligated to use our reasonable best efforts to obtain stockholder approval of the exercise of the Insider Warrants in accordance with the rules of the Nasdaq Stock Market at this Meeting. As discussed in Proposal No. 1 above, on May 13, 2024, we entered into the Support Agreements.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(c), which requires stockholder approval in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation. For this purpose, “equity compensation” includes common stock (and/or securities convertible into or exercisable for common stock) issued to a company’s officers, directors, employees or consultants at a discount to the Market Value of such company’s common stock. “Market Value” means the consolidated closing bid price (as reflected on Nasdaq.net) immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

The issuance of our common stock underlying the Insider Warrants may result in shares of our common stock being issued to the Inside Investors at a price which may be deemed to be below the Market Value of our common stock as of the time we entered into the Purchase Agreements. Specifically, the price per Insider Warrant of $3.384 was less than the consolidated closing bid price of our common stock on May 10, 2024 which was $4.23. Thus, the issuance of the Insider Warrants may be considered “equity compensation” under Nasdaq Listing Rule 5635(c). By approving this Proposal 2, you are approving the proposal for purposes of the requirements under Nasdaq Listing Rule 5635(c), which may result in the Inside Investors acquiring shares of our common stock at a price of less than Market Value. In order for the shares of common stock to be fully issued as contemplated by the Purchase Agreements, stockholder approval is required because, for purposes of Nasdaq Listing Rule 5635(c), the issuance of the Insider Warrants could result in shares of our common stock being issuable to our Inside Investors upon exercise of their Insider Warrants.

Description of the Insider Warrants

Exercise Price and Duration. The Insider Warrants will be immediately exercisable upon stockholder approval of this Proposal 2 and may be exercised at any time until exercised in full. The exercise price of the Insider Warrants is $0.0005 per share. The exercise price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our shares of common stock. The Insider Warrants may also be exercised by means of a “cashless exercise” as provided for in the Insider Warrant.

Fundamental Transactions

If a Fundamental Transaction (as defined in the Insider Warrant) occurs, then, upon any subsequent exercise of the Insider Warrant, the holder shall have the right to receive, for each warrant share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the holder (without regard to any beneficial ownership limitation), the number of shares of common stock of the successor or acquiring corporation or of our Company, if we are the surviving corporation, and any additional consideration (“Insider Alternative Consideration”) receivable as a result of such Fundamental Transaction. If holders of our common stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of the Insider Warrant shall be given the same choice as to the Insider Alternate Consideration it receives upon any exercise of the Insider Warrant following such Fundamental Transaction.

Rights as a Stockholder. Except as set forth in the Insider Warrant, the Inside Investors do not have the rights or privileges of a holder of our common stock, including any voting rights, until the Inside Investors exercise the Insider Warrants.

Transferability. The Insider Warrants may be offered for sale, sold, transferred or assigned without our consent.

Fractional Shares. No fractional shares of common stock will be issued upon the exercise of the Insider Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, we shall, at our election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

Amendment and Waiver. The Insider Warrant may be modified or amended or the provisions thereof waived with the written consent of our Company and the respective holder.

Shares Issuable Upon Exercise

Following stockholder approval of Proposal 2, up to 2,334,515 shares of common stock will be issuable upon exercise of the Insider Warrants. The shares of common stock issuable upon exercise of the Insider Warrants will be restricted and may not be sold or otherwise transferred unless such sale or transfer is pursuant to an effective registration statement under the Securities Act covering the resale of such shares or pursuant to exemption from registration under the Securities Act. The sale into the public market of the shares of common stock underlying the Insider Warrants could materially and adversely affect the market price of our common stock.

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 2, the limitation on exercising the Insider Warrants will remain in effect and neither we, nor the Inside Investors as holders of the Insider Warrants will be entitled to exercise the Insider Warrants for shares of our common stock. Your approval of Proposal 2 will assist us in meeting our obligations under the Purchase Agreements. The inability to exercise the Insider Warrants could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

If our stockholders do not approve Proposal 2 at the Meeting, pursuant to the Insider Warrants, we are required to hold an additional stockholder meeting within 90 days of the Stockholder Meeting Deadline (as defined in the Insider Warrants). If, despite our reasonable best efforts stockholder approval of Proposal 2 is not obtained at such subsequent stockholder meeting, we are required to hold stockholder meetings semi-annually thereafter until the stockholder approval is obtained. Failure to receive approval of Proposal 2 at the Meeting will therefore increase our general and administrative expenses, funds that we believe would be better spent pursuing our business plan.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal Brokers have discretion to vote on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL NO. 3

THE ADJOURNMENT PROPOSAL

In this proposal, we are asking our stockholders to authorize us to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 and/or Proposal 2 at the Meeting. If our stockholders approve this proposal, we could adjourn the Meeting without a vote on Proposal 1 and/or Proposal 2 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal(s).

If the Meeting is adjourned, notice need not be given of the adjourned meeting if the time, place, if any, thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting) are announced at the Meeting or displayed, during the time scheduled for the Meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the Meeting by means of remote communication. However, if the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Meeting. In addition, if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original Meeting.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 14, 2024, the record date for the Meeting (or such other date as noted below), by (i) all named executive officers, (ii) all current directors (there are no director nominees), (iii) all current executive officers and directors of the Company as a group, and (iv) each person known by us to beneficially own in excess of 5% of the outstanding shares of our common stock. Unless noted otherwise, the business address of each person listed below is 300 Vesey Street, 9th Floor, New York, New York 10282.

For each listed person, the number of shares of common stock and percent of such class listed assumes the conversion or exercise of any equity securities owned by such person that are or will become convertible or exercisable, and the exercise of stock options and the vesting of restricted stock units, if any, that will vest, within 60 days of the record date, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person. The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of our common stock other than as shown below. Unless otherwise indicated below, we believe each person listed below has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned (1)
Officers and Directors:
Ryan Schulke	1,574,258	(2)	11.52%
Matthew Conlin	1,331,580	(3)	9.75%
Donald Patrick	232,595	(4)	1.69%
Donald Mathis	48,568	(5)	*
Barbara Shattuck Kohn	33,265	(6)	*
David Graff	9,744	(7)	*
Richard Pfenniger, Jr.	9,744	(8)	*
All current directors and executive officers as a group (8 persons)	3,247,354		23.32%
5% Holders:
Dr. Phillip Frost	3,147,481	(10)	23.04%
JB Capital Partners, L.P.	826,439	(11)	6.05%
Tieton Capital Management	721,415	(12)	5.28%
Global Value Investment Corp.	843,560	(13)	6.18%

*	Beneficially owns less than 1% of our outstanding common stock.
(1)	Percent of beneficial ownership is based on 13,660,598 shares of common stock outstanding on May 14, 2024.
(2)

Mr. Schulke’s shares include (i) 970,999 shares held directly, (ii) 333,334 shares held by RSMC Partners, LLC, of which Mr. Schulke is a member, (iii) 100,027 shares held by The Schulke Inn Family Foundation Trust, in which Mr. Schulke serves as Co-Trustee, (iv) 20,208 shares held by The Ryan Schulke 2020 GRAT, in which Mr. Schulke serves as Trustee, and (v) 149,690 shares held by The Ryan Schulke 2022 GRAT, in which Mr. Schulke serves as Trustee. Does not include (i) 91,667 restricted stock units (“RSUs”) that were fully vested as of January 1, 2019 but are subject to deferred delivery, (ii) 8,333 RSUs that were fully vested as of February 1, 2020 but are subject to deferred delivery, (iii) 13,333 RSUs that were fully vested as of March 1, 2021 but are subject to deferred delivery and (iv) 1,743,499 Insider Warrants issued in the Private Placement, the exercise of which is contingent upon stockholder approval of Proposal 2. Mr. Schulke may be deemed to have shared voting control over the shares owned by Dr. Phillip Frost and Frost Gamma Investments Trust (“Frost Gamma”) by virtue of a Stockholders’ Agreement, pursuant to which Dr. Frost and Frost Gamma agreed to vote in favor of Mr. Schulke’s nominees for the Company’s Board of Directors. This table does not reflect Mr. Schulke’s ownership interest in these shares. If Mr. Schulke were deemed to have a beneficial ownership interest in these shares, Mr. Schulke would own 4,845,072 shares, or 35.47% of the Company’s outstanding common shares. See footnote 10 below for additional information regarding the securities owned by Dr. Phillip Frost and Frost Gamma.

(3)

Mr. Conlin’s shares include (i) 886,909 shares held directly, (ii) 333,334 shares held by RSMC Partners, LLC, of which Mr. Conlin is a member, (iii) 60,175 shares held by the 2017 Conlin Shakira Family Trust, and (iv) 51,162 shares held by the Conlin Family Foundation Trust of which Mr. Conlin is Trustee. Does not include (i) 91,667 RSUs that were fully vested as of January 1, 2019 but are subject to deferred delivery, (ii) 8,333 RSUs that were fully vested as of February 1, 2020, but are subject to deferred delivery, (iii) 13,333 RSUs that were fully vested as of March 1, 2021 but are subject to deferred delivery, (iv) 487,589 Insider Warrants held directly issued in the Private Placement, the exercise of which is contingent upon stockholder approval of Proposal 2 and (v) 73,877 Insider Warrants held by the Conlin Family Foundation Trust (of which Mr. Conlin is Trustee) issued in the Private Placement, the exercise of which is contingent upon stockholder approval of Proposal 2.

(4)

Mr. Patrick’s shares include (i) 999,568 shares of common stock and (ii) 66,000 shares of common stock issuable upon exercise of options. Does not include (i) 76,584 RSUs that remain subject to vesting and (ii) 29,5551 Insider Warrants, which will be immediately exercisable after stockholder approval of Proposal 2.

(5)	Mr. Mathis’ shares represent 48,568 shares of common stock. Does not include 16,086 RSUs that remain subject to vesting.
(6)	Ms. Shattuck Kohn’s shares represent 33,264 shares of common stock. Does not include 16,086 RSUs that remain subject to vesting.
(7)	Mr. Graff 's shares represent 9,744 shares of common stock. Does not include 19,486 RSUs that remain subject to vesting.
(8)	Mr. Pfenniger Jr.'s shares represent 9,744 shares of common stock. Does not include 19,486 RSUs that remain subject to vesting.
(9)	The 333,334 shares held by RSMC Partners, LLC, which are deemed beneficially owned by both Mr. Schulke and Mr. Conlin, are counted only once for purposes of this calculation.
(10)

Dr. Phillip Frost’s shares include (i) 3,139,147 shares held by Frost Gamma and (ii) 8,334 shares held by Dr. Frost directly. Dr. Frost is the Trustee of Frost Gamma. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole stockholder of Frost-Nevada Corporation. Frost Gamma’s address is 4400 Biscayne Blvd., Miami, FL 33137. The foregoing information is based solely on the Company’s review of the Form 4 filed by Dr. Frost and Frost Gamma with the SEC on May 15, 2024. Does not include 591,017 Pre-Funded Warrants held by Frost Gamma issued in the Private Placement, the exercise of which is contingent upon stockholder approval of Proposal 2. Dr. Frost and Frost Gamma may be deemed to share voting control of these shares with Mr. Schulke by virtue of the Stockholders' Agreement described in footnote (2) above.

(11)

Alan Weber is the general partner of JB Capital Partners, L.P. and has shared voting and dispositive power over the securities held by JB Capital Partners, L.P. The address for Mr. Weber and JB Capital Partners, L.P. is 5 Evans Place, Armonk, NY 10504. The foregoing information is based solely on the Company’s review of amendment no. 6 to Schedule 13G/A filed by JB Capital Partners, L.P. and Alan W. Weber on February 13, 2024.

(12)

William J. Dezellem is the Chief Investment Officer and President of Tieton Capital Management. The address of Tieton Capital Management is 4700 Tieton Drive, Suite C, Yakima, WA 98908. The foregoing information is based solely on the Company’s review of amendment no. 1 to Schedule 13G/A filed by Tieton Capital Management and William J. Dezellem on February 1, 2024.

(13)

Jeffrey R. Geygan is the Chief Executive Officer and director of Global Value Investment Corp. (“GVIC”). As a result of his ownership interest in GVIC, Mr. Jeffrey Geygan is the controlling person of GVIC. James P. Geygan is the Chief Operating Officer and director of GVIC. Stacy A. Wilke is the Chief Financial Officer of GVIC. Each of Kathleen M. Geygan and Shawn G. Rice are directors of GVIC. GVIC owns 2,661 shares of common stock in its corporate capacity. Mr. Jeffrey Geygan, Mr. James Geygan, Ms. Wilke, Ms. Geygan, and Mr. Rice (collectively, the GVIC Reporting Persons”) each own shares of common stock in their individual capacities. These shares may be deemed to be indirectly beneficial owned by GVIC. Mr. Jeffrey Geygan owns 20,502 shares in his individual capacity. Mr. James Geygan owns 5,795 shares in his individual capacity. Ms. Wilke owns 1,800 shares in her individual capacity. Ms. Geygan owns 6,410 shares in her individual capacity. Mr. Rice owns 4,734 shares in his individual capacity. GVIC serves as investment adviser to managed accounts (collectively, the “Accounts”), and may be deemed to have beneficial ownership over the common stock held for the Accounts. As each of the GVIC Reporting Persons, directly or indirectly, share the power to vote, or direct the voting of, the common stock held for the Accounts, and the power to dispose, or to direct the disposition of, the common stock held for the Accounts, each may be deemed to have beneficial ownership over the common stock held for the Accounts. The foregoing information is based solely on the Company’s review of amendment no. 1 to Schedule 13D filed by GVIC and the GVIC Reporting Persons on December 28, 2023.

NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Proposals for Inclusion in the 2025 Proxy

From time to time, stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under SEC rules, in order to be included in the proxy statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting of Stockholders”, stockholder proposals submitted under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by our Corporate Secretary at 300 Vesey Street, 9th Floor, New York, New York 10282 not later than December 31, 2024. In the event the date of the 2025 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2024 annual meeting of stockholders, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders must submit the proposal to us at our office no later than a reasonable time before we begin to print and send our proxy materials for our 2025 Annual Meeting of Stockholders.

Other Proposals and Nominations

Our Amended and Restated Bylaws (“Bylaws”) require that a stockholder who otherwise intends to: (i) present a proposal outside of Rule 14a-8 under the Exchange Act; or (ii) nominate a director for our 2025 Annual Meeting of Stockholders, must deliver notice to our Corporate Secretary, in proper written form and in accordance with the requirements of the Bylaws, on or after February 5, 2025 but no later than March 7, 2025; provided, however, in the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the anniversary date of the 2024 annual meeting of stockholders, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of the 2025 Annual Meeting of Stockholders or (ii) the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made by us.

In order for stockholders to give timely notice under the universal proxy rules of an intent to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting, notice must be submitted by April 6, 2025; provided, however, in the event that the date of the 2025 Annual Meeting of Stockholders has changed by more than 30 calendar days from the anniversary date of the 2024 annual meeting of stockholders, then notice of such proxy solicitation must be provided by the later of 60 days prior to the date of the 2025 Annual Meeting of Stockholders or the 10th calendar day following the day on which a public announcement of the date of the 2025 Annual Meeting of Stockholders is first made by us and such notice must include all the information required by Rule 14a-19(b) under the Exchange Act and such stockholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to stockholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to that shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Fluent stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

●

if you are a stockholder of record, direct your written request to Daniel J. Barsky, General Counsel and Corporate Secretary, by telephone at (646) 669-7272 or by mail at 300 Vesey Street, 9th Floor, New York, New York 10282; or

●	if you are not a stockholder of record, notify your broker.

Fluent will promptly deliver, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy was delivered by using the contact information provided above.

WHERE YOU CAN FIND MORE INFORMATION

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports, and proxy statements and other information we file or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on our website at https://investors.fluentco.com/financial-information/sec-filings as soon as reasonably practicable after we electronically file such reports with, or furnish them to, the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including our Company.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by all properly executed proxies on such matters in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V52344-Z87921

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLUENT, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, and 3:

		For	Against	Abstain
1.	To approve, for purposes of compliance with Nasdaq Listing Rule 3635(d), the exercise of the Company's pre-funded warrants into shares of the Company's common stock;	☐	☐	☐
2.	To approve, for purposes of compliance with Nasdaq Listing Rule 3635(c), the issuance of the Company's pre-funded warrants to certain of the Company's directors and/or officers and employees and to a consultant of the Company, and any shares of the Company's common stock issuable upon exercise thereof; and	☐	☐	☐
3.	To approve the adjournment of the Special Meeting to a later date if necessary to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals at the time of the Special Meeting, or any adjournment or postponement thereof.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holder in his discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V52345-Z87921

FLUENT, INC.
Special Meeting of Stockholders
July 2, 2024 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. Barsky, as proxy of the undersigned, with full power to appoint his substitute, to represent the undersigned at the Special Meeting (the "Meeting") of Stockholders of Fluent, Inc. (the "Company") to be held on July 2, 2024 at 11:00 a.m. Eastern Time virtually at www.virtualshareholdermeeting.com/FLNT2024SM, and at any adjournments thereof, and to vote all shares of common stock of the Company held of record by the undersigned at the close of business on May 14, 2024 in accordance with the instructions set forth on this proxy card and, in his discretion, to vote such shares on any other business as may properly come before the Meeting and on matters incident to the conduct of the Meeting. Any proxy heretofore given by the undersigned with respect to such shares of common stock is hereby revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Continued and to be signed on reverse side